UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549
_____________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
______________________________________________________________________

Date of Report (Date of earliest event reported): May 29, 2013

BOSTON SCIENTIFIC CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	1-11083	04-2695240
(State or other	(Commission	(IRS employer
jurisdiction of	file number)	identification no.)
incorporation)

One Boston Scientific Place, Natick, Massachusetts	01760-1537
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:   (508) 650-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01        OTHER EVENTS

On February 22, 2013, Boston Scientific Corporation (the “Company”) filed its Annual Report on Form 10-K for the year ended December 31, 2012, as amended on Form 10-K/A filed on February 26, 2013 (the "2012 Form 10-K"). Effective January 1, 2013, the Company reorganized its business from geographic regions into fully operationalized global business units. Accordingly, the Company revised its reportable segments in its Quarterly Report on Form 10-Q for the period ended March 31, 2013, as amended on Form 10-Q/A filed May 7, 2013 (the "Q1 2013 Form 10-Q"), to reflect the way it currently manages and views its business. On this Current Report on Form 8-K, the Company has revised certain sections within the 2012 Form 10-K to give retroactive effect to the change in reportable segments.
This Current Report on Form 8-K does not reflect events or developments that occurred after February 22, 2013, and does not modify or update the disclosures in any way other than as required to reflect the effect of the change in the Company’s reportable segments described below. More current information is contained in the Company’s Q1 2013 Form 10-Q and the Company's other filings with the Securities and Exchange Commission ("SEC"). The information in this Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K, the Q1 2013 Form 10-Q and other documents filed by the Company with the SEC subsequent to February 22, 2013. Revisions to the 2012 Form 10-K included in this Current Report on Form 8-K as noted below supersede the corresponding portions of the 2012 Form 10-K.
The revisions to certain sections within the 2012 Form 10-K are as follows:

1.
The discussion of the Company’s international reportable segments under the heading "International Operations" within Item 1 of the 2012 Form 10-K is revised to reflect the change in the Company’s reportable segments.

2.
The discussion and presentation of net sales by reportable segment under the heading "Results of Operations" within Item 7 of the 2012 Form 10-K is revised to reflect the change in the Company’s reportable segments.

3.	The discussion of goodwill impairment charges under the heading "Results of Operations" within Item 7 of the 2012 Form 10-K is revised to reflect the change in the Company's reportable segments.

4.
The discussion of reporting units within goodwill valuation under the heading "Critical Accounting Estimates" within Item 7 of the 2012 Form 10-K is revised to reflect the change in the Company's reportable segments.

5.
The discussion of the use of non-GAAP financial measures used by Boston Scientific under the heading "Additional Information" within Item 7 of the 2012 Form 10-K is revised to reflect the change in the Company's reportable segments.

6.
The discussion of reporting units within goodwill valuation in Note A, Significant Accounting Policies, to the Company's consolidated financial statements contained in Item 8 of the 2012 Form 10-K is revised to reflect the change in the Company's reportable segments.

7.
The table of the allocation of goodwill acquired in 2012 by reportable segment in Note B, Acquisitions, to the Company’s consolidated financial statements contained in Item 8 of the 2012 Form 10-K is removed.

8.
The discussion of the allocation of goodwill and the roll forward of the Company’s goodwill balance and accumulated write-offs by reportable segment in Note D, Goodwill and Other Intangible Assets, to the Company’s consolidated financial statements contained in Item 8 of the 2012 Form 10-K is revised to reflect the change in the Company’s reportable segments.

9.
The discussion and presentation of information by reportable segment in Note O, Segment Reporting, to the Company’s consolidated financial statements contained in Item 8 of the 2012 Form 10-K is revised to reflect the change in the Company’s reportable segments.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
23	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP
99.1	Item 1. Business
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 8. Financial Statements and Supplementary Data
101
Interactive Data Files Pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010; (ii) the Consolidated Statements of Financial Position as of December 31, 2012 and 2011; (iii) the Consolidated Statements of Stockholders' Equity for the years ended December 31, 2012, 2011 and 2010; (iv) the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2012, 2011 and 2010; (v) the Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010; (vi) the notes to the Consolidated Financial Statements; and (vii) Schedule II - Valuation and Qualifying Accounts.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on May 29, 2013.

BOSTON SCIENTIFIC CORPORATION
By:	/s/ Jeffrey D. Capello

	Name:	Jeffrey D. Capello
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
23	Consent of Independent Registered Public Accounting Firm, Ernst & Young LLP
99.1	Item 1. Business
99.2	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Item 8. Financial Statements and Supplementary Data
101
Interactive Data Files Pursuant to Rule 405 of Regulation S-T: (i) the Consolidated Statements of Operations for the years ended December 31, 2012, 2011 and 2010; (ii) the Consolidated Statements of Financial Position as of December 31, 2012 and 2011; (iii) the Consolidated Statements of Stockholders' Equity for the years ended December 31, 2012, 2011 and 2010; (iv) the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2012, 2011 and 2010; (v) the Consolidated Statements of Cash Flows for the years ended December 31, 2012, 2011 and 2010; (vi) the notes to the Consolidated Financial Statements; and (vii) Schedule II - Valuation and Qualifying Accounts.